UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 26, 2020
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37932	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	YUMA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 26, 2020, J. Christopher Teets (who was appointed as a member of the Board of Directors on September 30, 2019) resigned as a member of the Board of Directors of Yuma Energy, Inc. (the “Company”).

Item 8.01	Other Information

Due to the outbreak of, and local, state and federal governmental responses to, the COVID-19 coronavirus pandemic, the Company is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”), originally due on March 30, 2020. Specifically, the Company is relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020 (which extended and superseded a prior order issued on March 4, 2020), pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465)(the “Order”), regarding exemptions granted to certain public companies. The Order allows a registrant up to an additional 45 days after the original due date of certain reports required to be filed with the SEC if a registrant’s ability to file such report timely is affected due to COVID-19.

The Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. These disruptions include, but are not limited to: office closures and the unavailability of key Company personnel required to prepare the Company’s financial statements for the year ended December 31, 2019 due to suggested, and mandated, social quarantining and work from home orders, the need to look after family members including small children who are no longer in school and day care. The Company has also been delayed in preparing the Annual Report due to delays in obtaining information from third parties who have similarly been unavailable and/or have not had sufficient time to complete the items requested.

As such, the Company will be relying on the Order and will be making use of the 45-day grace period provided by the Order to delay filing of its Annual Report. The Company plans to file its Annual Report by no later than May 14, 2020, 45 days after the original due date of its Annual Report.

The Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 with the following risk factors:

Continuing Uncertainty Regarding the Company’s Ability to Continue its Business and Function as a Going Concern.

The Company’s audited consolidated financial statements for the year ended December 31, 2018, included a going concern qualification. The risk factors and uncertainties described in our SEC filings for the year ended December 31, 2018, the quarters ended March 31, 2019, June 30, 2019, September 30, 2019, raise substantial doubt about the Company's ability to continue as a going concern.

More recently, the impact of the COVID-19 pandemic, certain well failures and the recent significant collapse in oil prices has significantly diminished any ability to complete a restructuring process and re-capitalize the Company.  The current unfavorable market conditions, particularly for the energy industry, and the volatile economic environment has limited available options and the Company may be forced to abandon our business plan, sell assets and/or seek bankruptcy protection.

The current volatility in commodity prices may negatively affect our ability to complete the previously disclosed restructuring and/or may force us to seek bankruptcy protection.

The recent significant collapse in oil prices is adversely impacting our ability to complete the restructuring process and appropriately re-capitalize the Company. The current unfavorable energy market and volatile economic environment may limit our options at this time and if we are unable to come to a mutually agreeable restructuring agreement, modified note and related agreements, and/or find other available financing, we may be forced to cease our business plan, sell assets or take other remedial steps, which may include seeking bankruptcy protection and/or liquidating our assets.

An occurrence of an uncontrollable event such as the COVID-19 pandemic is likely to negatively affect, and has to date negatively affected, our operations.

The occurrence of an uncontrollable event such as the COVID-19 pandemic is likely to, and has already, negatively affect our operations. A pandemic typically results in social distancing, travel bans and quarantine, and the effects of, and response to, the COVID-19 pandemic has limited access to our facilities, properties, management, support staff and professional advisors. These, in turn, have not only negatively impacted our operations and financial condition, but our overall ability to react timely to mitigate the impact of this event. We anticipate that our first quarter and second quarter 2020 financial results, at a minimum, will be significantly negatively affected by COVID-19 and related declines in the demand for, and the price of, oil and gas; however, the full effect on our business and operation is currently unknown. In the event that the effects of COVID-19 continue in the future and/or the economy continues to deteriorate, we will be forced to curtail our operations, will be unable to pay our debt obligations as they come due and/or may be forced to seek bankruptcy protection.

Our business and results of operations may suffer from the severity or longevity of the Coronavirus/COVID-19 Global Outbreak

The unwillingness of individuals to congregate in large groups, travel and/or visit retail business or travel outside of their homes will, and has to date, had a negative effect on the demand for, and the current prices of, oil and gas. Additionally, the demand for oil and gas is based partially on global economic conditions. Economic recessions, including those brought on by the COVID-19 Outbreak have a negative effect on the demand for oil and gas and will and have had, a negative effect on our operating results. All of the above may be exacerbated in the future as the COVID-19 Outbreak and the governmental responses thereto continue. All of the above may in the future cause, and have to date caused, a material adverse effect on our operating results. These factors, combined with volatile prices of oil and natural gas may precipitate a continued economic slowdown and/or a recession. Concerns about global economic growth have had a significant adverse impact on global financial markets and commodity prices. If the economic climate in the United States or abroad continues to deteriorate, demand for petroleum products could further diminish, which will impact the price at which we can sell our oil and gas, affect the ability of our vendors, suppliers and customers to continue operations, negatively effect our operations and ultimately adversely impact our results of operations, liquidity and financial condition and could force us to seek bankruptcy protection.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s oil and gas, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

Date: March 30, 2020	By:	/s/ Anthony C. Schnur
Anthony C. Schnur
Interim Chief Executive Officer, Interim Chief Financial Officer and Chief Restructuring Officer